EXHIBIT 10

                         AMENDMENT TO LICENSE AGREEMENT



         THIS AMENDMENT is made effective July 1, 2000 by and between PORTLAND BREWING COMPANY, an Oregon corporation ("PBC"), and R.M. MacTARNAHAN and HARMER MILL & LOGGING SUPPLY, INC. (collectively "Owner").

                                    RECITALS:

     A. PBC and Owner are the present parties to and holders of all rights with respect to that certain License Agreement dated July 1, 1994 (the "License Agreement"), whereby Owner and/or its predecessors in interest licensed to PBC certain rights with respect to certain trademarks and related rights (the "MacTarnahan Rights").

     B. Contemporaneously with execution of this Amendment, PBC is executing a Trademark License Agreement of certain MacTarnahan Rights to THE HOLLAND, INC. for use in connection with the marketing of a fish and chips entree at facilities operated under the Burgerville name (the "Sublicense").

     NOW, THEREFORE, the parties agree as follows.

     1. The Sublicense has been reviewed by Owner and is hereby approved, and use of the MacTarnahan Rights as set forth in the Sublicense is hereby authorized. Owner hereby approves those specific uses identified in Exhibit B of the Sublicense. Food products sold by PBC or sold by the sublicensee that are marketed through use of any MacTarnahan Rights shall be deemed "PBCo Merchandise".

     2. No royalty shall be payable with respect to the use contemplated by the Sublicense.

     3. No other or further sublicense of the MacTarnahan Rights is authorized hereby. Any additional use of the MacTarnahan Rights pursuant to the Sublicense, other than those uses specifically identified on Exhibit B to the Sublicense, shall require the prior written consent of Owner.

     4. Except as expressly amended hereby, the License Agreement remains in full force and effect and is hereby ratified and confirmed.


1 - TRADEMARK LICENSE AGREEMENT

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                                     PBC:    PORTLAND BREWING COMPANY, an
                                             Oregon corporation


                                             By:  /s/ C.A. Adams
                                                --------------------------------
                                             Its:     Pres
                                                 -------------------------------

                                     OWNER:  HARMER MILL & LOGGING SUPPLY CO.,
                                             an Oregon corporation

                                             By:  /s/ R. Scott MacTarnahan
                                                --------------------------------
                                             Its: Vice President
                                                --------------------------------

                                                  /s/ R.M. MacTarnahan
                                             -----------------------------------
                                             R.M. MacTarnahan

2 - TRADEMARK LICENSE AGREEMENT